Exhibit 24

                              CONFIRMING STATEMENT



This Statement confirms that the undersigned, Ristretto Group S.a.r.l, Ristretto Holdings SCA and Ristretto Managers S.a.r.l, have each authorized and designated William F. Schwitter, Luke P. Iovine, III and Glenn E. Schoenfeld, or any one of them, to execute and file on each of the undersigned's behalf all Forms 3, 4, and 5 (including any amendments thereto) that each of the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of each of the undersigned's ownership of or transactions in securities of Williams Scotsman International, Inc. The authority of William F. Schwitter, Luke P. Iovine, III and Glenn E. Schoenfeld under this Statement shall continue until the undersigned are no longer required to file Forms 3, 4, and 5 with regard to their ownership of or transactions in securities of Williams Scotsman International, Inc., unless earlier revoked in writing. Each of the undersigned acknowledges that William F. Schwitter, Luke P. Iovine, III and Glenn E. Schoenfeld are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.




Date: August 9, 2007




                            RISTRETTO GROUP S.A.R.L.


                                   By:  /s/ Gary May
                                      --------------------------------
                                   Name:    Gary May
                                   Title:   Manager


                             RISTRETTO HOLDINGS SCA


                                   By:  /s/ Gary May
                                      --------------------------------
                                   Name:    Gary May
                                   Title:   Manager

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                             RISTRETTO MANAGERS S.A.R.L.


                                   By:  /s/ Gary May
                                      --------------------------------
                                   Name:    Gary May
                                   Title:   Manager